                                                                    EXHIBIT 99.1

                         CERTIFICATION OF ANNUAL REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Arnold H. Brackenridge, President, Chief Executive Officer and Chief Operating Officer of TransTexas Gas Corporation (the "Company") and Ed Donahue, Vice President, Chief Financial Officer and Secretary of the Company, certify that to his knowledge:

     1. The Annual Report on Form 10-K of the Company for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 1, 2003                                    /s/ ARNOLD H. BRACKENRIDGE
                                       -----------------------------------------
                                                Arnold H. Brackenridge
                                       President, Chief Executive Officer and
                                              Chief Operating Officer

May 1, 2003                                         /s/ ED DONAHUE
                                       -----------------------------------------
                                                     Ed Donahue
                                       Vice President, Chief Financial Officer
                                                    and Secretary

                                       40